CLEARBRIDGE FOCUS VALUE ESG ETF

Schedule of investments (unaudited)	December 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.6%
COMMUNICATION SERVICES - 8.1%
Interactive Media & Services - 2.5%
Alphabet Inc., Class A Shares	234	$32,688	*
Meta Platforms Inc., Class A Shares	149	52,740	*

Total Interactive Media & Services		85,428

Media - 5.6%
Charter Communications Inc., Class A Shares	176	68,408	*
Comcast Corp., Class A Shares	2,744	120,324

Total Media		188,732

TOTAL COMMUNICATION SERVICES		274,160

CONSUMER DISCRETIONARY - 1.9%
Specialty Retail - 1.9%
Home Depot Inc.	186	64,458

CONSUMER STAPLES - 1.3%
Personal Care Products - 1.3%
Haleon PLC, ADR	5,451	44,862

ENERGY - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
TC Energy Corp.	1,725	67,430

FINANCIALS - 21.4%
Banks - 10.3%
Bank of America Corp.	5,553	186,969
JPMorgan Chase & Co.	951	161,765

Total Banks		348,734

Capital Markets - 3.9%
Charles Schwab Corp.	1,916	131,821

Consumer Finance - 3.1%
American Express Co.	551	103,224

Financial Services - 1.3%
Visa Inc., Class A Shares	162	42,177

Insurance - 2.8%
Marsh & McLennan Cos. Inc.	318	60,251
Progressive Corp.	216	34,405

Total Insurance		94,656

TOTAL FINANCIALS		720,612

HEALTH CARE - 20.4%
Health Care Equipment & Supplies - 3.1%
Becton Dickinson & Co.	427	104,115

See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2023 Quarterly Report	1

CLEARBRIDGE FOCUS VALUE ESG ETF

Schedule of investments (unaudited) (cont’d)	December 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Health Care Providers & Services - 10.1%
CVS Health Corp.	1,719	$135,733
McKesson Corp.	292	135,190
UnitedHealth Group Inc.	128	67,388

Total Health Care Providers & Services		338,311

Life Sciences Tools & Services - 3.2%
Thermo Fisher Scientific Inc.	204	108,281

Pharmaceuticals - 4.0%
Johnson & Johnson	865	135,580

TOTAL HEALTH CARE		686,287

INDUSTRIALS - 10.9%
Air Freight & Logistics - 3.5%
United Parcel Service Inc., Class B Shares	753	118,394

Commercial Services & Supplies - 1.6%
Veralto Corp.	633	52,071

Machinery - 5.8%
Deere & Co.	83	33,189
Illinois Tool Works Inc.	303	79,368
Otis Worldwide Corp.	943	84,370

Total Machinery		196,927

TOTAL INDUSTRIALS		367,392

INFORMATION TECHNOLOGY - 14.7%
Communications Equipment - 2.0%
Motorola Solutions Inc.	217	67,941

Electronic Equipment, Instruments & Components - 1.6%
TE Connectivity Ltd.	381	53,530

Semiconductors & Semiconductor Equipment - 10.0%
Intel Corp.	5,288	265,722
Lam Research Corp.	90	70,493

Total Semiconductors & Semiconductor Equipment		336,215

Software - 1.1%
Microsoft Corp.	97	36,476

TOTAL INFORMATION TECHNOLOGY		494,162

MATERIALS - 9.1%
Chemicals - 6.9%
Air Products & Chemicals Inc.	419	114,722
Sherwin-Williams Co.	372	116,027

Total Chemicals		230,749

See Notes to Schedule of Investments.

2	ClearBridge Focus Value ESG ETF 2023 Quarterly Report

CLEARBRIDGE FOCUS VALUE ESG ETF

Schedule of investments (unaudited) (cont’d)	December 31, 2023

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
Construction Materials - 2.2%
Martin Marietta Materials Inc.		151	$75,336

TOTAL MATERIALS			306,085

REAL ESTATE - 1.6%
Specialized REITs - 1.6%
American Tower Corp.		256	55,265

UTILITIES - 8.2%
Electric Utilities - 2.5%
Edison International		1,157	82,714

Multi-Utilities - 5.7%
Sempra		1,938	144,827
WEC Energy Group Inc.		584	49,155

Total Multi-Utilities			193,982

TOTAL UTILITIES			276,696

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,750,367)			3,357,409

	RATE
SHORT-TERM INVESTMENTS - 0.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $10,319)	5.197%	10,319	10,319	(a)

TOTAL INVESTMENTS - 99.9% (Cost - $2,760,686)			3,367,728
Other Assets in Excess of Liabilities - 0.1%			4,477

TOTAL NET ASSETS - 100.0%			$3,372,205

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2023 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Focus Value ESG ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust II (formerly ActiveShares®ETF Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on the Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash).

The Fund seeks long-term capital appreciation.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally

4	ClearBridge Focus Value ESG ETF 2023 Quarterly Report

Notes to Schedule of Investments (unaudited) (continued)

determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

ClearBridge Focus Value ESG ETF 2023 Quarterly Report	5

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$3,357,409	—	—	$3,357,409
Short-Term Investments†	10,319	—	—	10,319

Total Investments	$3,367,728	—	—	$3,367,728

†	See Schedule of Investments for additional detailed categorizations.

6	ClearBridge Focus Value ESG ETF 2023 Quarterly Report